Semiannual Report

Financial
Services
Fund

June 30, 2000

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Financial Services Fund

o Financial stocks declined with the broad market during the spring correction, but the fund managed to post an impressive gain for the first half of 2000.

o Fund results far surpassed the S&P 500 and the peer group average during the period due to our exposure to asset managers, trust banks, and other strong financial groups.

o We continued to focus on maintaining core holdings with solid fundamentals and reasonable stock valuations, and diversifying our holdings across the various financial sectors.

o We remain optimistic about the prospects for our portfolio companies, which usually perform best in the moderate-growth, low-inflation environment we envision through the rest of the year.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

U.S. stocks weakened overall in the first half of the year as many indices, particularly the Nasdaq Composite, suffered a reversal of some of the stellar gains they reaped in late 1999 and early 2000. However, by the end of June, most of the broader indices recovered somewhat from their earlier lows. Financial stocks in general reflected the downturn in equities, although your fund posted an impressive gain in this challenging environment.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/00                       6 Months             12 Months
--------------------------------------------------------------------------------

Financial Services Fund                        7.13%                 0.09%

S&P 500                                       -0.43                  7.24

Lipper Financial Services
Funds Average                                 -1.93                -10.14

Many financial stocks continued to decline during the past six months, particularly those of banking, some life insurance, and Internet finance companies. Despite the selling, however, good performance from various financial subsectors, including trust banks and asset managers, helped your fund post solid first-half results compared with its peer group and the unmanaged Standard & Poor's 500 Stock Index. While we still trailed the S&P 500 over the 12-month period, the gap narrowed by more than 50% since our last report, and your fund's return was significantly ahead of the Lipper average.


MARKET ENVIRONMENT

In previous reports, we highlighted a few of the issues facing the financial services industry. While the picture has improved in some areas, challenges remain in others. Perhaps the most positive event of the past few months was the modestly favorable pricing trend in some commercial insurance sectors-the first price increases in well over a decade. While the industry has seen many false starts over the years, this year may be different because of the extreme losses that depleted the reserves of many companies. By the end of the year we should have a better sense of whether these pricing trends will be sustainable over the next few years.

We remain concerned about rising interest rates that continue to pressure net interest margins at some banks, causing revenue growth to slow. While some of this slowdown should be only temporary, it will take time for the process to reverse itself. Moreover, there is a secondary cost from higher rates. Borrowers, particularly commercial customers, are having more difficulty repaying their obligations. Consequently, rising credit costs are also likely to slow bank earnings as some companies will have to add to their reserves at a faster pace than in 1999. Fortunately, for some more diversified banks, strong fee growth should offset these negative trends.

While the Internet is still a threat for many banks and brokerage companies, the reduction in capital being thrown indiscriminately at any newcomer, at least for the time being, should bring relief to many of our companies' management teams. Several Internet financial services companies had been causing intense pricing pressure on certain commodity items. Traditional lenders are not yet declaring victory over the Internet companies, but they now have more time to develop their own strategies or acquire Internet companies cheaply. One final note, the pace of consolidation among financial services companies continues to be light in the aftermath of new legislation that was expected to accelerate it. While there have been a few acquisitions this year in the insurance sector, the more significant activity involved companies taken over by their supermajority shareholders, such as Citigroup/ Travelers and Hartford Financial Services/Hartford Life. Recently, however, there has been an unusually high amount of activity in the asset management area, at near-record valuations in many instances.


PORTFOLIO REVIEW

A major exception to generally poor performance among financial stocks was the rebound in several multiline insurance companies and in certain property casualty stocks-an area where your fund had exposure. In fact, two of the fund's best contributors year-to-date were Hartford Financial Services Group and ACE Limited. Meanwhile, brokerage stocks posted another relatively strong quarter. However, volatility in that segment was exceptionally high as a consequence of general stock market weakness. We used the weakness to add to brokerage positions, while paring some holdings in the sector as valuations rebounded. Citigroup was once again a top contributor to the fund, although its superior performance this year was a bit more subdued.

Asset managers as a group did exceptionally well in the first half compared with other financial shares. Three of our top 10 contributors to performance included Waddell & Reed Financial, Federated Investors, and Kansas City Southern Industries. They benefited from positive earnings momentum and several acquisitions at full prices leading to a scarcity value premium on those that remain. Our final group of strong performers came from several trust banks and other companies that provide custodial and administrative support: U.S. Trust (now owned by Charles Schwab), State Street, Bank of New York, and Investor's Financial Services. While U.S. Trust's strong performance was due in part to its acquisition by Schwab, the group in general outperformed other banks. Their predominately fee-based business models appear to be holding up better than more traditional banks that have much more interest rate and credit risk.

Sector Diversification
--------------------------------------------------------------------------------

     Specialty Financial Svcs.                                          39
     Insurance                                                          18
     Bank and Trust                                                     26
     Railroad                                                            4
     Computer Service and Software                                       2
     Electrical Equipment                                                2
     Other                                                               3
     Reserves                                                            6

Based on net assets as of 6/30/00.

Our major disappointments through June came from the insurance sector and were relatively modest but, nonetheless, remind us how carefully we must select our holdings. In all but one case (American General), the stock's poor performance resulted from company-specific problems. UNUMProvident, which we eliminated during the period, was our worst contributor as the company struggled to integrate a major acquisition from last year. American General, a large life insurance and consumer finance company, was also a disappointment, but the stock recovered somewhat from its earlier lows along with other life insurance and consumer finance companies. Another life insurer, Protective Life, experienced a few bumps as problems resurfaced in the dental insurance business-an area management thought it had fixed in 1999. We eliminated that position shortly after first-quarter earnings were reported. Finally, we eliminated E.W. Branch, a small insurance broker that reported lower-than-expected revenues and lost a key employee to a competitor.

Other portfolio laggards were scattered. Bank of America, Freddie Mac, and Fannie Mae modestly hurt fund returns, but we believe in the long-term prospects of the companies. In the case of Bank of America, investors seem to be focusing on the company's exposure to certain commercial credits and a declining net interest margin. However, we think the valuation of the shares sufficiently discounts much of this potentially negative news, and the company is an active buyer of its stock. As for Fannie Mae and Freddie Mac, certain political risks appear to be weighing on their stock prices, and current margins on new business remain under pressure. Nevertheless, we think these stocks are attractively priced given their growth characteristics, and we believe any changes to the company's charters will likely be minimal and acceptable to both firms. Furthermore, credit risks at these companies are low, a desirable characteristic should we enter a more difficult operating environment.


STRATEGY

While the operating fundamentals in many financial services areas have become more challenging, we believe your fund's holdings represent companies with the management, brand recognition, and cost structure to capitalize on opportunities. We continue to focus on those banks and companies with an established position in capital markets, processing, trust, or asset management businesses. For the most part, we avoid the smaller regional banks unless they present a compelling opportunity based on a deep discount valuation or possess trends like good management and brand recognition. In specialty finance we are highly selective, investing only with managements we like and businesses we understand and think have real value. Specifically, we feel a company's balance sheet must be pristine and that securitization gains must be kept to a minimum.

Our investment strategy remains essentially the same: we maintain our core holdings as long as the fundamentals are strong and the valuations reasonable. We tend to eliminate many positions whenever there is any indication that our rationale for investing is no longer valid. However, if a stock we like sells off for no apparent reason, in many cases we will add to the position. Simultaneously, we selectively sell or trim our winners when valuations exceed our price targets with no sustainable catalysts. Finally, we try to invest in stocks that are reasonably liquid so that, in the event we change our minds about a company, it is not too difficult to sell the stock.

We made one major new addition to the fund, Merrill Lynch, although we did trim some of our position later in the period. At the time of our initial purchase, Merrill was trading at a valuation below its peers, yet it appeared to be gaining momentum in terms of its asset gathering capabilities, due in part to the rollout of a new service. Our other major purchases in the quarter were a result of increasing confidence in companies that we already owned. For example, Marsh & McLennan, a large insurance broker and money manager (Putnam), should benefit from the previously mentioned trend in commercial insurance prices. We also increased our holdings of Providian Financial, a credit card company, when its relative valuation to other credit card companies became attractive. Recently, the company settled its outstanding business practices issues with the Office of the Comptroller of the Currency, the San Francisco District Attorney, the California Attorney General, and the Connecticut Attorney General. With this cloud lifted, we think the stock can regain a price/earnings multiple that is average for its group. Additionally, we increased our positions in Kansas City Southern, Chase Manhattan, Mellon Financial, and Goldman Sachs Group.

Among our major sales, three positions were eliminated: Protective Life, UNUMProvident, and SunGard Data Systems. As mentioned earlier, our confidence in Protective Life and UNUMProvident dissipated when each company announced disappointing news. In the case of SunGard, we felt more optimistic about other companies in the industry. We also sold some shares of U.S. Trust when they greatly exceeded our price target. We sold shares of Capital One Financial, a top-10 credit card lender, in part to finance our purchase of Providian. We are reluctant to invest too heavily in the credit card sector at this time because of loss trends in the industry.


OUTLOOK

Stocks remain expensive by many conventional measures, although after the technology correction in the spring, more rational behavior seems to have returned. Companies with no earnings are no longer leading the pack. Instead, investors have begun to focus on earnings, cash flow, balance sheets, and experienced management teams. While the Fed does not appear to be finished with its string of interest rate hikes, many economists believe the end is near, which is good news for the market in general and for financial stocks in particular. Fortunately, modest rate increases in themselves are not too harmful to financial companies unless their balance sheets are mismanaged or the cost of debt becomes so burdensome that borrowers have trouble repaying their loans.

We believe in looking beyond current Fed policy and focusing instead on investing in the best companies in the various financial services sectors. While our outlook remains cautious, the prospects for many financial stocks and your fund are still favorable for several reasons:

o Despite concerns about strong growth and rising interest rates, recent economic data reveal that inflation remains contained and that business activity appears to be slowing. We are hopeful that the Fed's tightening actions over the past year will leave the economy growing moderately with low inflation, which will be an ideal environment for our stocks.

o Earnings growth is still strong at many high-quality financial companies and their share price valuations remain attractive on an absolute and relative basis.

o Demographic trends indicate that financial services will continue to be a growing and vibrant sector of the global economy, particularly in the retirement area.

o Many holdings generate significant free cash flow, which management is likely to use to repurchase stock or make acquisitions that can enhance performance over time.

We are confident that we can continue to enhance returns and reduce risk over time by investing in strong well-managed financial services companies with attractive share prices. Looking ahead to the second half of the year, we remain cautiously optimistic about the prospects of many of our key holdings. Valuations for many financial stocks remain quite reasonable relative to the broader market, allowing us to find new investments or add to our favorites. Typically, financial shares perform best in a moderate-growth, low-inflation environment. Furthermore, the eventual return to a more neutral posture on monetary policy is likely be greeted favorably by investors.

We appreciate your continued confidence and support.

Respectfully submitted,

Larry J. Puglia
President and Chairman of the Investment Advisory Committee

Anna M. Dopkin
Executive Vice President

July 21, 2000


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                   6/30/00
     ---------------------------------------------------------------------------

     Citigroup                                                         7.4%

     Bank of New York                                                  5.6

     Marsh & McLennan                                                  4.4

     Kansas City Southern Industries                                   4.0

     Mellon Financial                                                  4.0
     ---------------------------------------------------------------------------

     Freddie Mac                                                       4.0

     State Street                                                      3.8

     Chase Manhattan                                                   3.5

     Hartford Financial Services Group                                 3.5

     Morgan Stanley Dean Witter                                        3.4
     ---------------------------------------------------------------------------

     Waddell & Reed Financial                                          3.3

     ACE Limited                                                       2.9

     Wells Fargo                                                       2.9

     FirStar                                                           2.8

     Federated Investors                                               2.7
     ---------------------------------------------------------------------------

     American International Group                                      2.6

     Charles Schwab                                                    2.6

     Bank of America                                                   2.3

     Providian Financial                                               2.3

     Fannie Mae                                                        2.2
     ---------------------------------------------------------------------------

     Goldman Sachs Group                                               2.2

     XL Capital                                                        1.9

     GE                                                                1.7

     Heller Financial                                                  1.7

     American Express                                                  1.6
     ---------------------------------------------------------------------------

     Total                                                            79.3%

     Note: Table excludes reserves.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended 6/30/00

     Ten Best Contributors
     ---------------------------------------------------------------------------

     U.S. Trust***                                               28(cents)

     Waddell & Reed Financial                                    25

     State Street                                                22

     ACE Limited                                                 22

     Bank of New York                                            16

     Federated Investors                                         15

     Investor's Financial Services                               13

     Hartford Financial Services Group                           10

     Citigroup                                                   10

     Kansas City Southern Industries                             10
     ---------------------------------------------------------------------------

     Total                                                      171(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     UNUMProvident**                                            -15(cents)

     American General                                            12

     Freddie Mac                                                 11

     First Tennessee National**                                  10

     Bank of America                                              8

     E.W. Branch**                                                8

     Fannie Mae                                                   8

     E*Trade Group                                                7

     Protective Life**                                            6

     NextCard                                                     6
     ---------------------------------------------------------------------------

     Total                                                      -91(cents)


     12 Months Ended 6/30/00

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Citigroup                                                   31(cents)

     U.S. Trust***                                               27

     Waddell & Reed Financial                                    25

     Bank of New York                                            24

     Morgan Stanley Dean Witter                                  21

     Kansas City Southern Industries*                            19

     Federated Investors*                                        17

     Investor's Financial Services*                              16

     State Street                                                16

     Marsh & McLennan                                            13
     ---------------------------------------------------------------------------

     Total                                                      209(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Bank of America                                            -42(cents)

     UNUMProvident**                                             37

     Associates First Capital                                    32

     Freddie Mac                                                 28

     Fannie Mae                                                  13

     American General                                            12

     First Tennessee National**                                  11

     The CIT Group**                                             11

     Chase Manhattan                                             10

     U.S. Bancorp**                                              10
     ---------------------------------------------------------------------------

     Total                                                     -206(cents)

       *  Position added
      **  Position eliminated
     ***  Acquired by another company


T. Rowe Price Financial Services Fund

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Financial Services Fund
     ---------------------------------------------------------------------------

                  S&P 500                   Financial
                  Index                     Services Fund

9/30/96           10,000                    10,000
6/30/97           13,066                    13,666
6/98              17,007                    18,492
6/99              20,877                    19,475
6/00              22,389                    19,494


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
     Periods Ended 6/30/00          1 Year   3 Years    Inception         Date
     ---------------------------------------------------------------------------

     Financial Services Fund         0.09%    12.57%       19.49%      9/30/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------
                         6 Months       Year                          9/30/96
                            Ended      Ended                          Through
                          6/30/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE

Beginning of period      $  16.12   $  16.82   $  15.56   $  11.31   $  10.00

Investment activities
  Net investment
  income(loss)               0.05       0.10       0.16       0.10*      0.04*
  Net realized and
  unrealized gain (loss)     1.10       0.15       1.60       4.58       1.30

  Total from
  investment activities      1.15       0.25       1.76       4.68       1.34

Distributions
  Net investment income      --        (0.10)     (0.16)     (0.10)     (0.03)
  Net realized gain          --        (0.85)     (0.34)     (0.33)      --

  Total distributions        --        (0.95)     (0.50)     (0.43)     (0.03)

NET ASSET VALUE
End of period            $  17.27   $  16.12   $  16.82   $  15.56   $  11.31
                         ----------------------------------------------------

Ratios/Supplemental Data
Total return (diamond)       7.13%      1.70%     11.55%     41.44%*    13.40%*

Ratio of total expenses
to average net assets        1.12%!     1.14%      1.19%      1.25%*     1.25%*!

Ratio of net investment
income (loss) to average
net assets                   0.58%!     0.50%      0.94%      1.15%*     1.71%*!

Portfolio turnover rate      59.0%!     37.1%      46.8%      46.0%        5.6%!

Net assets,
end of period
(in thousands)           $172,320   $159,031   $224,277   $177,335   $ 30,047

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
        !  Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 2000

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands
Common Stocks  93.7%

FINANCIAL  81.9%

Bank and Trust  25.2%

Bank of America                                          91,900   $    3,952

Bank of New York                                        208,900        9,714

Chase Manhattan                                         132,500        6,103

Firstar                                                 225,200        4,743

Mellon Financial                                        189,700        6,912

State Street                                             62,000        6,576

Wells Fargo                                             127,000        4,921

Wilmington Trust                                         10,000          428

                                                                      43,349

Insurance  18.3%

ACE Limited                                             180,000        5,040

American General                                         14,000          854

American International Group                             38,000        4,465

Hartford Financial Services Group                       106,300        5,946

Marsh & McLennan                                         72,000        7,519

PMI Group                                                46,000        2,185

Radian Group                                             41,500        2,148

XL Capital (Class A)                                     62,000        3,356

                                                                      31,513

Financial Services  38.4%

American Express                                         51,900        2,705

Associates First Capital (Class A)                       67,000        1,495

Capital One Financial                                    38,000        1,696

Charles Schwab                                          131,082        4,408

Citigroup                                               210,500       12,683

eSpeed (Class A) *                                       10,000          435

Fannie Mae                                               74,000        3,862

Federated Investors (Class B)                           131,900        4,625

Financial Federal *                                      50,000          869

Freddie Mac                                             169,000        6,844

Goldman Sachs Group                                      40,000        3,795

Heller Financial                                        139,000        2,849

Investors Financial Services                             50,000        1,986

MBNA                                                     44,000   $    1,193

Merrill Lynch                                            10,000        1,150

Morgan Stanley Dean Witter                               69,700        5,803

NextCard *                                               38,000          322

Providian Financial                                      43,400        3,906

Waddell & Reed Financial (Class A)                      108,114        3,547

Waddell & Reed Financial (Class B)                       71,094        2,066

                                                                      66,239

Total Financial                                                      141,101


CAPITAL EQUIPMENT  1.7%

Electrical Equipment  1.7%

GE                                                       55,000        2,915

Total Capital Equipment                                                2,915


BUSINESS SERVICES AND
TRANSPORTATION  4.7%

Computer Service and Software  0.7%

E*TRADE *                                                69,100        1,138

                                                                       1,138

Railroads  4.0%

Kansas City Southern Industries                          78,500        6,962

                                                                       6,962

Total Business Services and Transportation                             8,100


MISCELLANEOUS  5.4%

Berkshire Hathaway (Class A) *                               37        1,991

Other Miscellaneous Common Stocks                                      7,298

Total Miscellaneous                                                    9,289

Total Common Stocks (Cost  $123,821)                                 161,405


Short-Term Investments  6.6%

Money Market Funds  6.6%

Reserve Investment Fund, 6.68% #                     11,369,977       11,370

Total Short-Term Investments (Cost  $11,370)                          11,370

Total Investments in Securities

100.3% of Net Assets (Cost $135,191)                              $  172,775

Other Assets Less Liabilities                                           (455)


NET ASSETS                                                        $  172,320
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $      450

Accumulated net realized gain/loss -
net of distributions                                                   2,723

Net unrealized gain (loss)                                            37,584

Paid-in-capital applicable to 9,978,655
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         131,563

NET ASSETS                                                        $  172,320
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    17.27
                                                                  ----------

#  Seven-day yield
*  Non-income producing

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

     Investment Income (Loss)

     Income
       Dividend                                                    $   1,103
       Interest                                                          260

       Total income                                                    1,363

     Expenses
       Investment management                                             534
       Shareholder servicing                                             264
       Custody and accounting                                             49
       Prospectus and shareholder reports                                 21
       Registration                                                       14
       Legal and audit                                                     7
       Directors                                                           4
       Miscellaneous                                                       2

       Total expenses                                                    895

     Net investment income (loss)                                        468

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss) on securities                             (987)
     Change in net unrealized gain or loss on securities              10,522

     Net realized and unrealized gain (loss)                           9,535

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                          $10,003
                                                                     -------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

   Increase (Decrease) in Net Assets

   Operations
     Net investment income (loss)                    $      468   $      942
     Net realized gain (loss)                              (987)      12,937
     Change in net unrealized
     gain or loss                                        10,522      (11,122)

     Increase (decrease) in net
     assets from operations                              10,003        2,757

   Distributions to shareholders
     Net investment income                                 --           (960)
     Net realized gain                                     --         (8,164)

     Decrease in net assets
     from distributions                                    --         (9,124)

   Capital share transactions *
     Shares sold                                         82,002       69,449
     Distributions reinvested                              --          8,796
     Shares redeemed                                    (78,716)    (137,124)

     Increase (decrease) in net
     assets from capital
     share transactions                                   3,286      (58,879)

   Net Assets

   Increase (decrease)
   during period                                        13, 289      (65,246)
   Beginning of period                                  159,031      224,277

   End of period                                     $  172,320   $  159,031
                                                     -----------------------

   *Share information
     Shares sold                                          5,040        4,049
     Distributions reinvested                              --            567
     Shares redeemed                                     (4,929)      (8,082)

     Increase (decrease) in
     shares outstanding                                     111       (3,466)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income by investing primarily in the common stocks of companies in the financial services industry.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $45,559,000 and $47,668,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $135,191,000. Net unrealized gain aggregated $37,584,000 at period-end, of which $43,905,000 related to appreciated investments and $6,321,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $97,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $236,000 for the six months ended June 30, 2000, of which $57,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $260,000 and are reflected as interest income in the accompanying Statement of Operations.


     T. Rowe Price Shareholder Services
     ---------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access (registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F17-051  6/30/00